Exhibit 107
Calculation of Filing Fee Tables
Form
S-3
(Form Type)
F.N.B. Corporation
(Exact Name of Registrant as Specified in its Charter)
Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to Be Paid	Equity	Common stock, $0.01 par value(1)	457(r)				0.0001476
Fees to Be Paid	Equity	Preferred stock, $0.01 par value(2)	457(r)				0.0001476
Fees to Be Paid	Debt	Debt securities(3)	457(r)				0.0001476
Fees to Be Paid	Equity	Depositary shares(4)(8)	457(r)				0.0001476
Fees to Be Paid	Other	Warrants(5)(9)	457(r)				0.0001476
Fees to Be Paid	Other	Purchase Contracts(6)	457(r)				0.0001476
Fees to Be Paid	Other	Units(7)(10)	457(r)				0.0001476
Fees to Be Paid	Equity	Common stock, $0.01 par value(11)	457(c)	947	$14.75	$13,968.25	0.0001476	$2.07
Fees to Be Paid	Equity	Common stock, $0.01 par value(12)	457(c)	46,508	$14.75	$685,993	0.0001476	$101.25
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
Carry Forward Securities
	Total Offering Amounts					$699,961.25		$103.32
	Total Fees Previously Paid							$0.00
	Total Fee Offsets							$0.00
	Net Fee Due							$103.32

Offering Note

(1)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(2)
Omitted pursuant to
Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(3)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(4)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(5)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(6)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(7)
Omitted pursuant to Form
S-3
General Instruction II.E. An unspecified aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee.

(8)	Each depositary share will be issued under a deposit agreement, will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt.

(9)	Includes warrants to purchase common stock, warrants to purchase preferred stock, warrants to purchase depositary shares and warrants to purchase debt securities.

(10)
Any securities registered hereunder may be sold as units with other securities registered hereunder. Each unit will be issued under a unit agreement and will represent an interest in two or more securities, which may or may not be separable from one another.

(11)
Represents 947 shares of common stock that are issuable upon exercise or settlement of outstanding stock options under the Metro Bancorp, Inc. Amended and Restated 2006 Employee Stock Option and Restricted Stock Plan (the “Employee Plan”), remaining unsold under F.N.B. Corporation’s registration statement on Form
S-3
(File
No. 333-256128)
filed on May 14, 2021. These unsold shares were originally registered on F.N.B. Corporation’s registration statement on Form
S-4
(File
No. 333-207334)
initially filed on October 8, 2015, under which all filing fees were paid. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also be deemed to cover any additional securities to be offered or issued in connection with the provisions of the Employee Plan, which provides for adjustments in the amount of securities to be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions. Price has been calculated solely for purposes of calculating the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, as amended, based on the average of the high and low prices for the common shares as reported by the New York Stock Exchange on August 26, 2024.

(12)
Represents 46,508 shares of common stock that are issuable upon exercise or settlement of outstanding stock options under the Metro Bancorp, Inc. Amended and Restated 2011 Directors Stock Option and Restricted Stock Plan (the “Director Plan”), remaining unsold under F.N.B. Corporation’s registration statement on Form
S-3
(File
No. 333-256128)
filed on May 14, 2021. These unsold shares were originally registered on F.N.B. Corporation’s registration statement on Form
S-4
(File
No. 333-207334)
initially filed on October 8, 2015, under which all filing fees were paid. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also be deemed to cover any additional securities to be offered or issued in connection with the provisions of the Employee Plan, which provides for adjustments in the amount of securities to be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions. Price has been calculated solely for purposes of calculating the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, as amended, based on the average of the high and low prices for the common shares as reported by the New York Stock Exchange on August 26, 2024.

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